

CHINA GREEN AGRICULTURE, INC.

September 2010
www.cgagri.com

Safe Harbor Statement

This presentation contains forward-looking statements concerning the Company's business, products and financial results. The Company's actual results may differ materially from those anticipated in the forward-looking statements depending on a number of risk factors including, but not limited to, the following: general economic and business conditions, development, shipment, market acceptance, additional competition from existing and new competitors, changes in technology, and various other factors beyond the Company's control. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk factors detailed in the Company's reports filed with the Securities and Exchange Commission. China Green Agricultural undertakes no duty to revise or update any forward-looking statements to reflect events or circumstances after the date of this material except to the extent required by applicable law.

Company Overview

- OUR PRODUCTS:
  - ➢ Humic Acid ("HA") based compound fertilizer, blended fertilizer, organic compound fertilizer and mixed organic-inorganic compound fertilizer
  - ➢ Agricultural products: flowers, bulbs, fruits and vegetables
- OUR VISION: Achieve 3%-4% share of China's fertilizer market during the next 10 years with proprietary technology and proactive marketing strategy
- OUR FOCUS: Constant innovation through dedicated research and development – developing new fertilizer products
- OUR PRESENCE: Headquartered in Xi'an, Shaanxi; with production facilities in Xi'an and Beijing



Net Income
$mm
CAGR of 51.1%
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$2.7
$6.9
$7.8
$14.5
$21.3
2006
2007
2008
2009
2010
Net Margin
34.5%
45.5%
34.4%
41.0%
40.9%



Equity Snapshot

NYSE : CGA	FYE: June 30
Price (9/10/10):	$8.55
Fully Diluted Shares Outstanding:	26.9M (1)
Market Cap (9/10/10):	$230M
Enterprise Value (8/30/10):	$168M
Cash (6/30/10):	$62.3M
Debt (6/30/10):	$0M
Revenue (TTM) (2):	$52.1M
Net Income (TTM):	$21.3M
Basic / Fully Diluted EPS (TTM):	$0.91

(1) Includes 2.3 million shares recently issued to acquire Gufeng, with 910k shares held in escrow for make good targets

(2) TTM as of June 30, 2010

Investment Highlights



- Substantial addressable market with increasing need for compound fertilizers
  - >30% CAGR – Organic Compound
- Nationwide distribution network
  - Over 700 distributors across China
- Continuous research and development with over 400 products
- Production Facilities strategically located in Xi'an and Beijing
  - 355,000 metric ton capacity in aggregate which includes:
    - 55,000 metric ton HA organic compound fertilizer production facility in Xi'an
    - 300,000 metric ton multi-compound fertilizer production facility in Beijing

CGA is well positioned to capture market share with its high-quality customized products, established brand and nationwide presence

Fertilizer Critical to Domestic Food Supply

- China is currently the world's largest consumer and producer of fertilizers
  - 1/3 of total production and consumption
- Demand for fertilizer products is continuing to grow as arable land becomes scarce
  - 21% of the world's population with 9% of the world's arable land*
  - Farmers spend 20% of annual income on fertilizer**

Projected Evolution of Regional Fertilizer Demand in 2008/09 and 2009/10


East Asia
South Asia
North America
W. & C. Europe
Lat. Am & Carib.
West Asia
E. Eur. & C. Asia
Africa
Oceania
Av. 2005/06-2007/08
Variation in 2008/09
Variation in 2009/10
0
10
20
30
40
50
60
70
Metric Tons

- Food and Agriculture Organization

** USDA studies

Fertilizer Critical to Domestic Food Supply

- 65% of the population are farmers
- Urbanization has slowed recently in China
- Benefits to the farmers
  - No income tax
  - More Subsidies
  - Increased crop purchases prices / Raised Grain reserves
  - Farmland Reform Plan
  - Stimulus plan (9% of the $4 trillion RMB or US$585.5 billion on Rural development)

Increasing Need for Organic Fertilizers



- China is currently the world's largest consumer and producer of fertilizers
  - 1/3 of total production and consumption
- Organic compound fertilizers represent about 27% of total PRC fertilizer consumption vs. 50% in developed countries*
  - >30% CAGR projected
- Government support for organic produce, for both export and domestic consumption:
  - Lower food safety concerns
  - Higher price premium
  - Helps reduce soil degeneration


China Organic Food Exports**
(USD millions)
CAGR of 37.4%
2,000
1,600
1,200
800
400
0
410
820
1,020
1,220
1,500
1,920
2001
2002
2003
2004
2005
2006


China Domestic Sales of Organic Food**
(RMB billions)
CAGR of 24.6%
160
140
120
100
80
60
40
20
0
50
60
70
80
95
142
2001
2002
2003
2004
2005
2006

*2006: Chinese Chemical and Industrial Technology Research Institute and Ministry of Agriculture

** China Green Food Development Center

The Need for Organic Fertilizers

Crop Type	Yield Increase	Benefits
Green leafy vegetables	>15%	Promotes the development of root systems
Watermelon	>10%	Promotes seed germination
Cucumbers	>10%	Promotes overall plant development
Tomatoes	>10%	Promotes resistance to stress
Corn	>5%	Improves physical appearance
Soybeans	>5%	Increased photosynthesis
Peanuts	>5%	Balanced nutrition
Potatoes	>5%	Balanced nutrition


With
Without
使用济农
玉喜乐
未用

Fragmented Industry Presents Opportunity

- There are over 1,000 organic fertilizer manufacturers in China
- CGA's advantages are: high-quality customized products, established brand and nationwide presence


COMPETITOR SEGMENTATION
Organic
National, 3%
International, 8%
Large Regional, 9%
Small Regional, 80%

Competitive Landscape

Company	Market Cap	P/E Ratio ('11E)	2009 Gross Margin	2009 EBITDA Margin
China Green **(CGA: NYSE)**	**$230M**	**6.3x**	**60%**	**56%**
Yongye Intl (YONG: Nasdaq)	$347M	6.6x	53%	33%
China Agritech (CAGC: Nasdaq)	$253M	11.6x	38%	29%
Potash (POT: NYSE)	$44.2B	32.3x	26%	30%
Mosaic (MOS: NYSE)	$26.4B	32.1x	27%	27%

Fertilizer Product Mix – Jinong

As of 6/30/10	# of Products	Sales Mix (Q4 '10)	Volume Mix (Q4 '10)	Sales Mix (FY2010)	Volume Mix (FY2010)
Liquid Fertilizers	***152***	***86.0%***	***52.1%***	***87.2%***	***67.8%***
Functional Fertilizers: ▪ Targeted special effects on crops	44	41.0%	23.1%	45.4%	32.6%
Tailored Fertilizers: ▪ Targeted to certain crops	75	23.7%	16.3%	20.3%	17.8%
Broad Spectrum Fertilizers: ▪ Applied to all kinds of crops	33	21.3%	12.7%	21.5%	17.4%
Powder Fertilizers	***4***	***6.8%***	***2.9%***	***8.6%***	***3.9%***
Granular Fertilizers	***1***	***7.2%***	***45.1%***	***4.2%***	***28.3%***
Total Fertilizers	***157***	***100.0%***	***100.0%***	***100.0%***	***100.0%***

Modern Production Facility – Jinong

- Production line #1
  - 15,000 metric ton capacity after the recent upgrades
  - 21 vats in total
  - 40-50 total employees in factory, among which, 11 employees on the production line (mainly packaging workers)
  - Medical grade production equipment with precise quality control







- Production line #2
  - 40,000 metric ton capacity; ramp up in three years
  - Full production commenced August 2009
  - 28 vats in total
  - Able to produce liquid, powder and granular fertilizers

Jinong has one of the most advanced automated humic acid production lines in China. It has a multi-tiered line of 157 fertilizer products

Key Ingredient: Humic Acid

- The base ingredient for all of Jinong's products
- An essential natural, organic ingredient for balanced, fertile soil
- A byproduct of decomposed animal or plant material; found in peat, lignite or weathered coal
- The pure humic acid used in Jinong's fertilizer is distilled and extracted from weathered coal
  - Abundant and cheap - $50/metric ton; mostly from within Shanxi province
- Jinong's humic acid fertilizer products are certified as green food production materials, as stated by the China Green Food Research Center

Humic Acid Extraction Process


Weathered Coal
Extracting Agent
WATER
Mixing
HEAT
Reaction
Layering
Powder Extract
Liquid Extract

State of the Art Greenhouse - Jintai

- Six intelligent greenhouses spread over 1.5 MM sq feet
- Shortened product development cycle
- Proprietary production process and patented fertilizer formula
- Precise product testing ensures quality and effectiveness
- Agricultural product sales: $6.3M (for fiscal year ending June 30, 2010)
  - Vegetables and fruits: Holland cucumber, pimientos, eggplant and watermelon
  - Top grade flowers: Orchids
  - Multicolored seedlings: Chinese photinia
  - Average sales of $4.2 per square foot

R&D in Yangling, Xi'an



Greenhouses in Jintai, Xi'an





Continuous Stream of New Products



CGA added 9 new products in Q4 FY2010

Product Cat.	Product Names	Description
Tailored Fertilizers	• Soybean Tailored Fertilzer	Developed specifically for soybean's yield increment and oil output
	• Oil Crop Tailored Fertilizer	Promotes the full development of oil seeds and improves the crop and oil yield
	• Jin Dang Gui	Promotes even and robust seedlings of angelica
	• Ju Ye Bao	Developed to both reduce rotten roots and control the over growth of stevia
	• Xiao Neng Dou	Quickens the synthesis of starch and protein
Functional Fertilizers	• Mian Sha	Improves the ginned cotton's yield and quality
	• You Ji Gai Shen	Prevents deceases from lack of calcium
	• Ting Bao	Increases the number of sprouts
Broad Spectrum	• Run Tian	Improves the soil structure and resists the reproduction of bacterium

Commercially Focused Product Development



Identify consumer needs → Collect market research data → Draft feasibility study → Develop R&D budget → Develop testing sample → Trial sales → Mass production

- Collect data through Company's mobile SMS platform, distributor survey and feedback
- High success rate
- Xi'an facility: Introduced 15 new products for FY2009 and 23 new products FY2010

Nationwide Distribution Network *



- Geographical Diversification
  - ➢ 573 distributors across China (Pre-Acquisition)
- Strict Selection Criteria
  - ➢ Minimum retail store coverage
  - ➢ Warehouse ability
  - ➢ Require minimum of two delivery trucks
  - ➢ Exclusive to CGA for organic liquid compound fertilizers



Heilongjiang
Xinjiang
Shandong
Shaanxi
Henan
Anhui
Hubei
Zhejiang
Jiangxi
Guangdong

■ Top 10 Provinces (Pre-Acquisition)

■ New Provinces (Post-Acquisition)

As of June 30, 2010

*Recent acquisition of Gufeng significantly expands distribution footprint:

*Over **<u>150 distributors</u>** located in Hebei, Shandong, Liaoning, Jilin, and Heilongjiang Provinces*

Sales and Marketing

- Marketing efforts
  - Television advertisements and mass media
  - On-site joint activities with distributors, including pamphlets, brochures, and posters
  - Fertilizer sample trials for farmers on their land
  - Training courses about agricultural techniques are offered to the public on a regular basis
- Communication infrastructure
  - Regional offices with full-time onsite sales representatives with local knowledge
  - Part-time commission based staff
  - Custom built mobile SMS service
  - Online services and nationwide hotlines

CGA's sales staff works closely with distributors and customers to provide advice on customizing products to meet customers' needs and offering extensive customer support

Growth Plan and Strategy



RAMP UP PRODUCTION FACILITIES

- Newly acquired 300,000 ton facility in Beijing – Current utilization rate: ~60%
- 55,000 ton facility in Xi'an – Current utilization rate: ~40%

ACQUISTIONS

- On July 2, 2010 - Acquired Beijing Gufeng, multi-compound fertilizer producer with 300K MTs capacity for $30MM.
- Select acquisition opportunities

BOLSTER DISTRIBUTION

- Maintain strong relationship with existing distributors
- Continue to monitor and evaluate performance
- Add 15% more distributors annually while cutting the bottom 10%

EXPAND GREENHOUSE PRODUCE

- Synergy of R&D: deliver tailored produce–flower//fruits/vegetables
- Large opportunity to expand production
- Shortened time to market cycle
- Advanced testing field for new fertilizers

Greenhouse Expansion

- $38M investment over 2 years for construction of facilities for agriculture products and research and development
- Support both production facilities in Xi'an and Beijing
- Completed Phase 1 in June 2010: 100 sun-light greenhouse facilities
  - Added 1.6MM sr feet of growing area
- Phase II expected to be completed December 2011, which includes completion of 12 intelligent greenhouses
- Financial projections once at full production: approximately $19 million sales per annum





	FY2010				FY2011			
FYE June 30	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Design and Approval	→	→						
Plant Construction		→	→					
Equipment Installation				⇢	⇢			
Affiliated Facility Construction					⇢	⇢		
Staff Training					⇢	⇢		
Production						⇢	⇢	⇢

Land Acquisition



- Total Purchase price RMB 73,184,894 (USD 10.8MM).

- The itemized payments were as follows:

	RMB	USD	Payable Party	Fee Item
–	54,834,640	8,085,946	SOE	Land Transfer Fee
–	12,149,554	1,778,851	Government	Land Compensation Fee
–	5,201,605	761,582	Government	Land Granting Fee
–	520,534	76,213	Government	Deed Tax
–	408,360	59,789	Government	Registration Fee
•	30,000	4,396	Appraisal Firm	Survey Fee
•	40,000	5,856	Appraisal Firm	Appraisal Fee

- The largest portion went to the SOE that previously controlled the land. Additional fees went to the government to approve and register the land transfer.
- The appraised value of the land was RMB 76,292,800 (USD 11.2MM), higher than we paid.

Amount in USD is based on the exchange rate as of June 30, 2010

Beijing Gufeng Strategic Benefits

- Beijing-based producer of compound fertilizer, blended fertilizer, organic compound fertilizer and mixed organic-inorganic compound fertilizer

- Compound fertilizer production facility with 300,000 annual production capacity of 300,000 MTs
  - Will increase capacity utilization from 60% today to 80% by FY12
  - Capacity mix will improve to 66% organic compound by end of CY10

- Adds over 300 new fertilizer products and over 150 distributors

- Provides access to greenscaping opportunity in Beijing and other cities in northern China



- Acquired proprietary fertilizer production capabilities

- Expected to contribute at least $88M revenue and 10.6M in net income for FY11

Gufeng Acquisition

- Gufeng provides a complementary product line, which will enable us to sell both organic and regular fertilizer.
- Gufeng has good production facilities that can enable us to meet our long-term goals.
- Gufeng has strong distribution, which complements ours. We believe we should be able to sell our products to some of its customers and its products to some of our customers.
- Gufeng has a strong management team with a deep understanding of fertilizer markets in China. This management team will complement our existing team.
- Gufeng has a headquarters in Beijing and a geographic base in northern China. We are under penetrated in northern China, so this acquisition will strengthen our presence in that important market.

Income Statement Summary

Selected Income Statement Items

$mm, FYE 6/30	2006	2007	2008	2009	2010	CAGR '06-'10
Revenues	$7.9	$15.2	$22.6	$35.2	$52.1	60.3%
y-o-y growth		*92.5%*	*48.9%*	*55.8%*	*48.0%*	
EBITDA	3.1	8.0	10.4	18.7	27.9	**73.2%**
y-o-y growth		*155.4%*	*29.5%*	*79.6%*	*49.2%*	
EBITDA Margin	39.9%	53.0%	46.1%	53.1%	53.6%	
EBIT	2.9	7.6	9.3	17.1	25.4	72.0%
Margin	36.9%	49.9%	41.2%	48.5%	48.8%	
Net Income	$2.7	$6.9	$7.8	$14.5	$21.3	74.5%
Margin	34.5%	45.6%	34.4%	41.1%	40.9%	
Diluted EPS	$0.73	$0.64	$0.53	$0.78	$0.91	
y-o-y growth		*(11.7%)*	*(17.6%)*	*47.4%*	*16.7%*	

Guidance

- CGA has met or exceeded its EPS guidance for every quarter of the past two years.

QTR.	Est.	Act.
Q1-09	0.18	0.19
Q2-09	0.09-0.13	0.14
Q3-09	0.14-0.17	0.21
Q4-09	0.21	0.23
Q1-10	0.19-0.21	0.24
Q2-10	0.18-0.20	0.20
Q3-10	0.21-0.22	0.22
Q4-10	0.24-0.25	0.25
Q1-11	0.29-0.30	

- **Our goal is to consistently meet or exceed our expectations.**

VAT/CIT Tax Payments

- The CIT and VAT taxes we paid are consistent with SEC filings.
- Value-added Tax and Corporate Income Tax paid to National-level Tax Authority

  Prior to going public, we paid taxes to a local taxation bureau, When we converted to a WOFE, we instead paid taxes to the State Administration of Taxation.
- Corporate Income Tax
  - For calendar 2008-9, we paid RMB 35MM (US $5.2MM).
  - Corporate Income Tax fully accrued and paid.
- Value-added Tax
  - Exemption effective since late 2009.
  - Total VAT payments of RMB 64MM (US $9.4MM) since July 2008
  - Value-added Tax fully accrued and paid.

Balance Sheet



FYE June 30 ($ in millions)	6/30/10
Cash and Cash Equivalents (1)	62.3
Accounts Receivable	15.6
Inventory	11.3
Total Current Assets	89.5
Total Assets	131.8
Debt	0.0
Total Current Liabilities	3.3
Total Shareholders' Equity	128.5
Total Liabilities and Shareholders' Equity	131.8
Days Sales Outstanding	82
Inventory Turnover (2)	30
Return on Invested Capital (3)	35.9%

(1) Includes net proceeds of $24.5 million from the public offering which closed in December 2009

(2) Excludes agricultural products

(3) Return on Invested Capital calculated as net income divided by average shareholders' equity plus total debt

Experienced Management Team

Tao Li – Chairman, CEO and President

- Established Shaanxi TechTeam Jinong Humic Acid Product Co., Ltd in 2000
- Holds masters degree from Northwest Polytechnic University
- Vice chairman of China Green Food Association and other trade organizations

Ken Ren – CFO

- Joined CGA in May 2010
- 5 years experience in capital market and asset liability management.
- Holds Ph.D. in eng., M.S. in finance, both from Purdue Univ., West Lafayette.

Xianglan Li – General Engineer; Professor

- Graduated from Northwest A&F University
- Expert in Chinese soil organic content
- Published over 30 papers and books

Independent Board Directors

Yizhao Zhang, *Director, Chairman of Audit Committee*

- 13 years experience in corporate finance, accounting and portfolio investment
- Former CFO of Universal Travel Group (NYSE: UTA)
- MBA degree from State University of New York at Buffalo

Robert B. Fields, *Director, Chairman of Compensation Committee*

- Extensive experience in global public equity markets, SEC compliance and corporate governance
- Currently Chairman of ActForex, Inc., a service provider of currency trading software
- Member of Audit Committee of SkyPeople Fruit Juice, Inc. (Amex: SPU); Chairman of Audit Committee of Statmon Technologies, Inc. (OTCBB: STCA)

Lianfu Liu, *Director, Chairman of Nominating Committee*

- Chairman of Green Food Association since 1998
- Previously a director and senior engineer for China Green Food Development Center; previously Vice Director of the PRC Ministry of Agriculture
- Graduated from Beijing Forestry University

SAIC vs. SEC Filings



- CGA's filings with the SEC are accurate and consistent with the filings to the Chinese taxation authority.
- The filings with the PRC State Administration of Industry and Commerce ("SAIC") are not consistent with the filings to the SEC or the Chinese tax authority primarily due to the following factors:
  - SAIC is a general registry of companies. It is not a tax reporting authority.
  - Most Chinese companies report low numbers to the SAIC, because SAIC numbers are public and these companies do not want others to know their business.
  - Many Chinese companies that have gone public in the U.S. did not appreciate that U.S. investors would look at SAIC filings as if they were the same as tax filings.
- CGA is committed to making its SAIC filings compatible with its filings to the SEC and the Chinese tax authority.

Corporate Governance

- CGA is committed to the highest level of corporate governance.
- Our goal is to be among the most respected Chinese companies on the NYSE.
- We will
  - Upgrade auditor shortly, and are actively interviewing some big 4 firms these days.
  - Improve the SOX control
  - Strengthen our Board of Directors
  - Provide investors with transparent reporting of major financial issues.

Summary



- Substantial addressable market with increasing need for organic compound fertilizers
- Nationwide distribution network
  - Over 700 distributors across China
- Continuous research and development with over 400 products
- Production facilities strategically located in Xi'an and Beijing
- Capitalize on synergies between Xi'an facility and the newly acquired Beijing facility:
  - Distribution channels
  - Sales and Marketing
  - Product mix
  - Research and Development
  - Patented technology and formulas

CGA is well positioned to capture market share with its high-quality customized products, established brand and nationwide presence

Contact Information

Company – China Green Agriculture, Inc.
Mr. Ken Ren – Chief Financial Officer
Tel: (530) 220-3026
Email: kenren@cgagri.com
3/F, Borough A, Block A
No. 181 South Taibai Road
Xi'an, 710065, PRC

Investor Relations – HC International
Mr. Ted Haberfield
San Diego, CA
Tel: (760) 755-2716
Email: thaberfield@hcinternational.net

Legal Counsel – Pryor Cashman LLP
Elizabeth Chen, Esq.
7 Times Square
New York, NY 10036-6569
Tel: (212) 326-0199
Email: echen@pryorcashman.com

Auditor – Kabani & Company, Inc.
Mr. Hamid Kabani
6033 West Century Blvd. Suite 810
Los Angeles, CA 90045
Tel: (310) 694-3590
Email: hamid@kabanico.com